Exhibit 99.2

MedMen Corporate Presentation Premier Retail Cannabis

Disclaimer IMPORTANT: YOU MUST READ THE FOLLOWING BEFORE CONTINUING The information contained in this presentation has been prepared by MedMen Enterprises Inc. (“MedMen” or “the Company”) and contains information pertaining to the business, operations, assets and prospects of the Company. The information contained in this presentation (a) is provided as at the date hereof, unless otherwise stated, and is subject to change without notice, (b) does not purport to contain all the information that may be necessary or desirable to fully and accurately evaluate an investment in the Company, and (c) is not to be considered as a recommendation by the Company that any person make an investment in MedMen. Other than as may be required by applicable laws, the Company is under no obligation to update any information included in this presentation. An investment in the securities of the Company is speculative and involves a number of risks. Other than as may be authorized by the Company upon request, this presentation may not be reproduced, in whole or in part, in any form or forwarded or further distributed to any other person. Any forwarding, distribution or reproduction of this presentation in whole or in part is unauthorized. The Company takes no responsibility for, and provides no assurance as to the reliability of, any information that others may give readers of this presentation. FORWARD - LOOKING INFORMATION AND RISK ACKNOWLEDGEMENTS This document contains certain “forward - looking information” within the meaning of applicable Canadian securities legislation an d may also contain statements that may constitute “forward - looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Such forward - looking information and forward - looking statements are not representative of historical facts or information or current condition, but instead represent only MedMen’s beliefs and assumptions regarding future events, plans or objectives, many of which, by their nature, are inherently uncertain and outsid e o f MedMen’s control. Generally, such forward - looking information or forward - looking statements can be identified by the use of forward - looking terminology such as “target of”, “objectives”, “plans”, “expects” or “does not expect”, “is expected”, “budget”, “sch edu led”, “estimates”, “forecasts”, “intends”, “anticipates” or “does not anticipate”, or “believes”, or variations of such words an d phrases or may contain statements that certain actions, events or results “may”, “could”, “would”, “might” or “will be taken”, “will continu e”, “will occur” or “will be achieved”. The forward - looking information and forward - looking statements contained herein may include , but are not limited to, expectations regarding the timing and results of the Company’s focus on retail operations, continued cost cutting ef forts, and other considerations that could impact plans to open new stores in California in 2021, in Florida in 2021 and 2022 , i n Massachusetts in 2021 and 2022 and plans to expand MedMen Red, Arizona operations or Florida operations. This forward - looking information is based on certain assumptions made by management and other factors used by management in deve loping such information. Although MedMen believes that the assumptions and factors used in preparing, and the expectations contained in, the forward - look ing information and statements are reasonable, undue reliance should not be placed on such information and statements, and no assurance or guarantee can be given that such forward - looking information and statements will prove to be accurate, as actual re sults and future events could differ materially from those anticipated in such information and statements. Risks, uncertainti es and other factors which may cause the actual results, performance or achievements of the Company, as applicable, to be materially diffe ren t from any future results, performance or achievements expressed or implied by such forward - looking information and statements include, among others: uncertain and changing U.S. regulatory landscape and enforcement related to cannabis, including politi cal risks; risks and uncertainties related to the recent outbreak of COVID - 19 and the impact it may have on the global economy and retail sector, particularly the cannabis retail sector in the states in which the Company operates and on regulation of the Company’ s a ctivities in the states in which it operates, particularly if there is any resurgence of the pandemic in the future, the abil ity to raise sufficient capital to advance the business of the Company and to fund planned operating and capital expenditures and acquisitions; achie vin g the anticipated results of the Company’s strategic plans; dependence in large part on the ability to obtain or renew govern men t permits and licenses for its current and contemplated operations; the Company’s limited operating history; inability to effectively m ana ge growth; and increasing competition in the industry. The forward - looking information and forward - looking statements contained in this press release are made as of the date of this press release, and MedMen does not undertake to update any forward - looking informa tion and/or forward - looking statements that are contained or referenced herein, except in accordance with applicable securities laws. All subsequent written and oral forward - looking information and statements attributable to MedMen or persons acting on its behal f are expressly qualified in its entirety by this notice. NON - GAAP FINANCIAL AND PERFORMANCE MEASURES In addition to providing financial measurements based on GAAP, the Company provides additional financial metrics that are not prepared in accordance with GAAP . Management uses non - GAAP financial measures, in addition to GAAP financial measures, to understand and compare operating results across accounting periods, for financial and operational decision - making, for planning and forecasting purposes and to evaluate the Company’s financial performance . Examples of such non - GAAP financial measures include Retail Adjusted EBITDA, Retail Adjusted EBITDA Rate, Adjusted EBITDA and Corporate SG&A . Management believes that these non - GAAP financial measures reflect the Company’s ongoing business in a manner that allows for meaningful comparisons and analysis of trends in the business, as they facilitate comparing financial results across accounting periods and to those of peer companies . Management also believes that these non - GAAP financial measures enable investors to evaluate the Company’s operating results and future prospects in the same manner as management . These non - GAAP financial measures may also exclude expenses and gains that may be unusual in nature, infrequent or not reflective of the Company’s ongoing operating results . As there are no standardized methods of calculating these non - GAAP measures, the Company’s methods may differ from those used by others, and accordingly, the use of these measures may not be directly comparable to similarly titled measures used by others . Accordingly, these non - GAAP measures are intended to provide additional information and should not be considered in isolation or as a substitute for measures of performance prepared in accordance with GAAP . Please refer to the Company’s MD&A filed for fiscal 2021 for further details and for reconciliation to GAAP measures. MARKET DATA AND INDUSTRY FORECASTS Market data and industry forecasts used in this presentation were obtained from government or other industry publications, various publicly available sources or based on estimates derived from such publications and reports and management's knowledge of, and experience in, the markets in which the Company operates. Government and industry publications and reports generally indicate that they have obtained their information from sources believed to be reliable, but do not guarantee the accuracy and completeness of their information. Actual outcomes may vary materially from those forecast in such reports or publications, and the prospect for material variation can be expected to increase as the length of the forecast period increases. Although the Company believes that these sources are generally reliable, the accuracy and completeness of such information is not guaranteed and have not been independently verified by the Company and as such the Company does not make any representation as to the accuracy of such information. Further, market and industry data is subject to variations and cannot be verified due to limits on the availability and reliability of data inputs, the voluntary nature of the data gathering process and other limitations and uncertainties inherent in any statistical survey. See also “ Forward - Looking Information and Risk Acknowledgments". CURRENCY All references to $ or “dollar” in this presentation are references to USD, unless otherwise indicated. CANNABIS - RELATED ACTIVITIES ARE ILLEGAL UNDER U.S. FEDERAL LAWS The U.S. Federal Controlled Substances Act classifies “marihuana” as a Schedule I drug. Accordingly, cannabis - related activities, including without limitation, the cultivation, manufacture, importation, possession, use or distribution of cannabis and cannabis products are illegal under U.S. federal law. Strict compliance with state and local laws with respect to cannabis will neither absolve the Company of liability under U.S. federal law, nor will it provide a defense to any federal prosecution which may be brought against the Company with respect to adult - use or recreational cannabis. Any such proceedings brought against the Company may adversely affect the Company’s operations and financial performance. [ 1 ]

MedMen Snapshot

Expansive, Strategic License Footprint

MedMen currently holds 22[2] retail licenses in highly-strategic locations across the United States

SELECTED DISPENSARIES


MedMen

LOS ANGELES, CA[1]


MedMen

LOS ANGELES, CA



OAK PARK, IL


MedMen

FT. LAUDERDALE, FL


MedMen

PENSACOLA, FL


MedMen

LAS VEGAS, NV

FINANCIAL EXECUTION[3]

$40 million

revenue in Q1 2022

13.4%

YoY increase

$7 million

retail adjusted EBITDA (continuing ops)

17.3%

retail adjusted EBITDA margin (continuing ops)

~600K

total retail visits in FY2022

~250,000

average monthly visits to MedMen.com

MEDMEN OWNS KEY LICENSES IN ESTABLISHED AND RAPIDLY-SCALING CANNABIS MARKETS ACROSS THE UNITED STATES

Source: Company management
1. Abbot Kinney location currently under Management Agreement
2. Excludes Florida as retail is uncapped; excludes New York locations and Evanston location under management agreement; includes provisional licenses in Massachusetts, as well as LAX and Abbot Kinney locations under management agreements
3. As reported in Company's MD&A filings. Retail Adjusted EBITDA is a non-GAAP financial measure. See "Non-GAAP Financial and Performance Measures."

[3]

Premier Retail Destination for Discovery, Quality and Service

MedMen

MedMen has established itself as the premier retail experience in the cannabis sector, combining a unique, high-end design aesthetic with an expansive product offering and exceptional customer service

MEDMEN OFFERS AN ELEVATED CANNABIS RETAIL EXPERIENCE, PROVIDING EDUCATION, CURATION AND TRANSPARENCY







Inviting Space	Open Layout	Visual Collateral

~72%[1]
Customer Conversion Rate

Curated Retail Experience
Highly-Trained "Cannasseurs" Provide a Luxury Retail Experience

4.5 Star[2]
Average Customer Rating

1,000+
SKUs Across California

Technology-Enabled
iPads, Mobile Check-out

~$90[3]
Average Transaction Size

Source: Company management
1. FY2021 figures in-store
2. Reflects weighted average Google rating over ~5300 reviews as of September 2021
3. Represents FY2021

[4]

Nationally Recognized Brand

MedMen

MedMen is one of the most recognized consumer brands per Google Trends data in the burgeoning U.S. cannabis industry

BRAND BACKGROUND

- MedMen's roots are in marketing, branding and creative design – the Company pioneered large-scale advertising to help de-stigmatize cannabis in the U.S.
- The Company's stores are the first and only elevated dispensary experience with sleek branding, an innovative retail aesthetic and quality product offerings
- MedMen generates strong brand loyalty versus "what's closest", driving high conversion rates and greater average transaction size relative to peers
- Received numerous awards, including Los Angeles Magazine's Readers Picks for Best Dispensaries in 2021, High Times' Top Ten Dispensary in Los Angeles, and "#1 Reader's choice" for Los Angeles Magazine in August '2022.

LOYALTY & CORE CUSTOMER RETENTION

MedMen has continued to retain it's core customer base throughout the quarter and YOY in the key states of CA, NV, and AZ.



Loyalty Revenue
Loyalty Revenue
-15.2%
+4.3%
+38.3%
-7.1%
+104.9%
+10.7%
CA 2021-Q1
CA 2021-Q4
CA 2022-Q1
NV 2021-Q1
NV 2021-Q4
NV 2022-Q1
AZ 2021-Q1
AZ 2021-Q4
AZ 2022-Q1
State
Quarter

SELECT ADVERTISING CAMPAIGNS



Entrepreneur
Stoner
forgetstoner.com
MedMen
Officer
Stoner
forgetstoner.com
MedMen
Designer
Stoner
forgetstoner.com
MedMen



Cannabis

Source: Company management, Google Trends

[5]

Best-in-Class Loyalty Program Spurs Further Growth

MedMen

MedMen's in-house loyalty program, "Buds," boasts over 500,000[1] members and will benefit from new store rollouts and enhanced customer data and insights as a result of the CRM system upgrade

BUDS PROGRAM OVERVIEW

Earn

Spend money, get rewards points

(200 points = $5 in rewards)

- Members receive one point for every pre-tax dollar spent on all qualifying purchases (excluding gift cards)
- Eligible in retail stores, in-store pick-up, and delivery orders placed on MedMen.com

Redeem

Use your rewards points when you shop

- Rewards may be combined and are redeemable at all participating MedMen stores
- Also redeemable on MedMen.com for products and apparel

Extras

2x points on house brands and your Cannaversary, 10% off for your birthday.

- Exclusive access to drops and deals, including 10% off on birthdays
- Active SMS promotions in California

SELECT BUDS CALIFORNIA KPIS

~500k

total members[1]

~2x

as many transactions annually as non-Buds members

~60%

% total transactions[2]

~62%

% total revenue[2]

Source: Company management
1. Represents enrollments through February CY2021
2. For CY2020

[6]

Financial Highlights

Q1 2022 Financial Performance RETAIL KPI’S 1 STATE RETAIL REVENUE TRENDS 1 $38.5 million retail revenue 12.4% YoY increase California 18.8% YoY revenue increase $24.6 million CA retail revenue 18.8% YoY increase $6.7 million retail adjusted EBITDA 29.3% YoY increase Source: Company management Note: --- Excludes discontinued operations in New York 1. As reported in Company’s MD&A filings. Retail Adjusted EBITDA is a non - GAAP financial measure. See “Non - GAAP Financial and Perfo rmance Measures.” [ 8 ] Nevada Florida Arizona Illinois 16.6% YoY revenue increase 40.7% YoY revenue increase 130.1% YoY revenue increase - 10.8% YoY revenue decrease

5 Consecutive Quarters of Positive Retail Adjusted EBITDA RETAIL ADJUSTED EBITDA FROM CONTINUING OPERATIONS (INCLUSIVE OF DISTRIBUTION EXPENSE) 1 Source: Company management Note: --- Excludes discontinued operations in New York 1. As reported in Company’s MD&A filings. Retail EBITDA is a non - GAAP financial measure. See “Non - GAAP Financial and Performance Me asures.” ($ in millions) [ 9 ] $(0.2) $ 5.2 $ 5.8 $ 8.2 $ 8.9 $ 6.7 -$2.0 $0.0 $2.0 $4.0 $6.0 $8.0 $10.0 Q4 FY20 Q1 FY21 Q2 FY21 Q3 FY21 Q4 FY21 Q1 FY22

MedMen Markets

Overview of MedMen California Operations

MedMen is the most recognized dispensary brand based on Google Trend data in the mature California cannabis market and has set the standard for a premier retail experience

MEDMEN CALIFORNIA OPERATION OVERVIEW

- MedMen has the largest retail footprint in the ~$4.4bn[1] legal California market, with some of the most attractive retail locations in the state
  - The Company currently operates 12 locations in California and has 14 licenses, with plans to open two new stores in the Bay Area in the next several quarters
    - New stores are in highly-trafficked locations in San Francisco, including Union Street, adjacent to the Marina District
  - MedMen successfully launched delivery in August 2019; delivery, pick-up and online ordering supplemented retail traffic and supported revenue during COVID-19
    - > 100,000 deliveries completed since inception
    - Omni-channel approach will continue to drive higher ADS and operating leverage
- There are significant channels for sustained growth for MedMen in California
  - Augmented in-store product assortment and higher delivery penetration
  - Increased operating leverage as topline continues to expand
  - Continued transition from illicit market to legal market and streamlined regulations / tax code
  - Highly-accretive tuck-ins

LOCATION OVERVIEW

MedMen plans to open three new dispensaries in the Bay Area in CY21-22



Greater Bay Area
(San Francisco, Oakland
& San Jose)
Greater Los
Angeles Area
San Diego

- Currently Operational
- Coming On-Line CY21-22

Residential Area	Pop. (MM)
Greater Los Angeles	18.7
Greater Bay Area	7.8
San Diego	1.4

Not yet open

Greater LA	Greater LA	Greater Bay Area	San Diego
Abbot Kinney[2]	Long Beach	Central San Jose	Kearny Mesa
Beverly Hills	Santa Ana	Emeryville	Torrey Pines
DTLA	Venice Beach	Union	
LAX Airport[2]	West Hollywood	Sutter	

Source: Company management, population data per 2019 US Census estimates

1. 2021 estimates from ArcView Market Research State of the Legal Cannabis Markets 2020 – 8th Edition
2. Abbot Kinney and LAX dispensaries currently under Management Agreements

[11]

$2.9 $4.4 $5.3 $6.3 $7.6 2019A 2020A 2021P 2022P 2023P California is the Largest Legal Cannabis Market Globally California is the heartbeat of the U.S. cannabis industry and is the largest legal cannabis market in the world, with $4.4bn in legal cannabis sales estimated in 2021 and a total addressable market of ~$22.0bn 1. 2021 estimates from ArcView Market Research State of the Legal Cannabis Markets 2020 – 8th Edition 2. New Frontier estimates that in CY2020, 80% of cannabis sales in California were via the illicit market, 2019 3. Marathon Strategies Report, 2014 4. Bloomberg, “California Defies Doom with No. 1 US Economy,” 2021 5. Population data per 2019 US Census estimates MARKET COMMENTARY ▪ Legal adult - use sales first began in 2018 and the state quickly became the largest legal cannabis market in the world, with ~$2.5bn in 2018 sales — The legal market continues to grow at a faster pace than originally anticipated, with legal sales totaling ~$4.4bn in CY2021 1 — Total cannabis market estimated to be >$20bn 2 in CY2021, representing substantial opportunity for sustained legal market growth ▪ California is still significantly underpenetrated when compared to other cannabis markets and industries — ~15 dispensaries per 1mm residents vs. ~165 in Oregon 1 — ~1,000 licensed dispensaries vs. ~13,000 licensed liquor stores 3 ▪ Recent proposed changes to the cannabis regulatory authority and tax code aim to further expand the share of the legal market in California — Merging the three state regulatory departments into one regulatory body (planned to be complete in 2021) — Suspending further tax hikes and lowering the excise tax KEY CALIFORNIA MARKET METRICS 5 ANNUAL LEGAL CANNABIS SALES (US$ BN) 1 ▪ State Population age 21+: ~ 28mm ▪ Annual Tourists (2019 est.): ~ 290mm ▪ 10 - 20 Dispensaries per 1mm Residents vs. ~150+ in Oregon, Oklahoma, Colorado 1 ▪ Licensed Operators: >10,000, with ~2,500 active licenses 1 The California market is more than 2x the size of the four states that legalized adult - use in 2020 by population and ~3x by sales AZ MT NJ SD 20%+ of national legal cannabis spending 1 5 th largest economy in the world 4 Inclusive of illicit market, the total cannabis market in California is estimated to be >$20bn in 2020 2 [ 12 ] $2.9 $3.6 $4.4 $5.2 $6.0

Significant Room for Sustained Growth

MedMen

Operators in California have historically faced significant challenges, such as high taxes and lack of local approval; however, these challenges are beginning to be addressed, providing significant upside in the world's largest legal cannabis market

NOTABLE CATALYSTS FOR GROWTH

- After launching adult-use sales in 2018, California became the first U.S. market to see legal sales shrink after expanding access to all adults
- Operators have traditionally faced several challenges:
  - Onerous tax regime, with legal sales often being taxed 35%+[1]
  - Complex regulatory regime and high compliance costs
  - Lack of local buy-in, with only ~30% of all counties opting to allow legal retail cannabis activity as of CY2020[2]
  - Increased illicit market enforcement on the local and state level will continue to increase legal market share statewide
- As challenges are mitigated, several clear channels for growth exist:
  - Reduction of illicit market
  - Streamlining of regulatory bodies and tax code
  - Expansion of delivery / on premise consumption destinations
  - Increased licensing opportunities and dispensary openings

Due to high taxes, a restrictive regulatory system and high compliance costs, the illicit market still controls significant CA cannabis market share[3]



80.0%
20.0%
Estimated illicit market share
Estimated legal market share

2019 LEGAL CANNABIS SALES PER CAPITA (US$)[4]

California's per capita taxable cannabis sales in 2019 were less than half the per capita sales in other mature markets such as Washington, Oregon and Colorado



$51.8
$244.3
$161.0
$140.2
California
Colorado
Oregon
Washington

~13,000

number of CA licensed liquor stores

~1,000

number of CA licensed dispensaries

1. According to Marijuana Business Daily, tax rates on the retail sale of cannabis in California can be as high as 35%, inclusive of excise tax and state and city taxes
2. Public Health Institute's *Getting It Right From the Start* cannabis research initiative
3. New Frontier estimates that in CY2020, 80% of cannabis sales in California were via the illicit market, 2019
4. 2021 estimates from ArcView Market Research State of the Legal Cannabis Markets 2020 – 8th Edition

[13]

Overview of MedMen Florida Operations MEDMEN FLORIDA OPERATION OVERVIEW ▪ MedMen operates a portfolio of some of the best located dispensaries in the state — MedMen holds a vertical state license and has received dispensary authorizations for 9 locations, with 7 locations currently operational, including: Downtown West Palm Beach and Fort Lauderdale — The Company recently opened a new store in Orlando and re - opened a store in Tallahassee, and plans to open additional locations in future quarters — In 2020, MedMen signed a brand partnership with BellRock Brands, Inc. (“ BellRock ”), providing MedMen an exclusive license for certain Mary’s Medicinals and Dixie Brands products in Florida; MedMen is in active negotiations for further partnerships ▪ The Company operates a sealed greenhouse cultivation facility in Eustis, Florida that is currently undergoing substantial capital investment and expansion — Phase 1 expansion will see the facility increase its total canopy to ~40,000 sq. ft., while adding processing and manufacturing capabilities, including edibles manufacturing — The facility currently produces ~8,000lbs and can produce ~22,000lbs annually once Phase 1 expansion is complete — MedMen’s flower is sold for a premium in the market, with packaged flower being sold for ~$5,100 / lbs 2 on average in CY2020 ▪ MedMen is well positioned to take advantage of Florida’s attractive market dynamics, with a strong, recognizable brand and an established and growing footprint — With no cap on licenses, a strong brand in an extremely competitive marketplace is highly strategic Source: Company financials, Equity research, ArcView Market Research 1. Miami Standard News, 2021 2. Average retail value of MedMen packaged flower MedMen has an established and scaling position in Florida, the third largest cannabis market in the US, with plans to invest in and expand both retail and cultivation footprints 1 [ 14 ]

The Largest & Most Important Medical Market Globally

MedMen

With the third-largest population in the U.S., Florida represents the largest and most established medical-only marijuana market in the U.S., with medical sales projected to reach ~$2bn by 2022

SELECT COMMENTARY

- Key market metrics:
  - **State Population:** ~21.9 million residents
  - **Qualified Patients**: 635,097 individuals
  - **Licensed Operators:** 22 vertically-integrated operators (15 of which are operational)[1]
  - **Operational Dispensaries**: 320+ statewide
- In 2022, the Florida Marijuana Legalization Initiative will attempt to legalize adult-use cannabis in Florida
  - Low level of saturation in the market will ensure first mover advantage when recreational use is legalized (15 stores per 1mm people vs. 40+ in mature adult-use markets)
- To ensure adequate patient access, delivery is permitted within the state, serving as a channel for future growth
- The market has grown at a ~300% CAGR since 2017, with consistent increases to the patient count and expanded operations as regulations loosen[2]
- Expensive license acquisition cost and mandatory vertical integration has created significant barriers to entry
  - Licenses have seen values increase significantly of late, with paper licenses selling for ~$50-60mm+ and scaled operators selling for ~$200mm+
  - Operators must be well-capitalized with the ability to scale cultivation in order to successfully operate in the market

QUALIFIED MEDICAL MARIJUANA PATIENTS

Patient count in Florida has increased by ~45,000 since Q4 2020



CQGR:
+12.4%
201,708
237,729
268,877
299,914
329,704
358,052
420,723
456,594
Q1 '19
Q2 '19
Q3 '19
Q4 '19
Q1 '20
Q2 '20
Q3 '20
Q4 '20

ANNUAL LEGAL CANNABIS SALES (US$ BN)[3]



CAGR:
+36.1%
$0.7
$1.2
$1.7
$2.0
$2.4
$3.6
2019A
2020A
2021P
2022P
2023P
Mature Adult-Use

Source: Florida Office of Medical Marijuana Use (OMMU), ArcView Market Research State of the Legal Cannabis Markets 2020, New Frontier Data, Leafly, Forbes

1. Operational defined as having at least one dispensary location in the state as of March 26, 2021
2. Florida had $17mm in sales in its first year as a medical market and has since grown to a $1.7bn industry
3. Assumes adult-use legalization in Florida in CY2022, with sales beginning in CY2023

[15]

Premium Production and Delivery are Key Differentiators

MedMen

MedMen will be able to further differentiate from competition with a premium flower offering and the introduction of MedMen's in-house delivery operation that has proven itself in the competitive California market

PREMIUM CULTIVATION IN FLORIDA

- Environmental factors make growing premium flower consistently a challenge in Florida
  - Significant infrastructure, investment and scale are necessary to ensure the correct conditions are met to grow a premium product while keeping consumer price points palatable
- MedMen is uniquely positioned to supply its dispensaries with premium flower on a consistent basis via its Eustis facility
  - Product coming out of Eustis consistently meets California market benchmarks for premium product
  - After the completion of the Eustis expansion, MedMen will be able to consistently supply 15 dispensaries with a product assortment reflective of the Company's California roots

SELECT STRAIN DETAIL

	THC Content	CBD Content	Total Cannabinoids
White Fire	30.8%	0.08%	35.7%
Lemon Skunk	25.6%	0.04%	30.1%
Peach Crescendo	24.0%	0.05%	28.5%

DELIVERY

- Implementing a delivery operation in the Florida market that is expected to be a significant growth lever for MedMen
  - Will broaden overall footprint by accessing customers in a wider range than dispensary footprint alone
- MedMen has a successful and established delivery service in the highly competitive California market that will translate well to Florida
- Secular tailwinds further support the delivery thesis
  - Vertical integration requirements mean that most operators deliver to patients but quality is sporadic and service limited
  - COVID-19 has accelerated consumer shifts towards delivery: for the past year, cannabis deliveries have been permitted 24/7


MedMen
Premium Dispensaries

Source: Company management, Certificate of Analysis from recent sample testing for strains identified

[16]

0.3 0.3 0.3 0.3 0.3 0.7 1.0 1.3 1.7 $0.3 $1.0 $1.3 $1.6 $2.0 2019A 2020A 2021E 2022E 2023E Illinois is the Leading Cannabis Market in the Midwest MedMen’s Oak Park store is one of the leading dispensaries in Illinois, the highest - grossing cannabis market in the Midwest; MedMen intends to open a new Morton Grove location in CY2022, a densely populated, under - penetrated area of Chicago Source: ArcView Market Research State of the Legal Cannabis Markets 2020 – 8 th Edition, Illinois Medical Cannabis Patient Program, Company materials, Illinois Department of Financial and • Professional Regulation, New Cannabis Ventures 1. Illinois Department of Financial and Professional Regulation (01/04/2021) SELECT COMMENTARY ▪ Key market metrics: — State Population: ~12.6 million residents — Licensed Dispensaries: 82 — Canopy Cap: Up to 210k sq. ft. (14k for craft) — Retail License Cap: 10 licenses — Average Revenue per Dispensary: ~$12.5mm 1 — Registered Patients : 153,258 ▪ The state of Illinois initiated adult - use sales on Jan 1, 2020, after legalizing medical cannabis in 2013 ▪ Despite continued month - over - month increases in legal sales, the Illinois market has several clear channels for sustained growth, including: — Legalization of delivery and designated consumption locations — Introduction of brands and new form factors (flower currently represents ~43% of the market) — Increase in craft and premium offerings as prices stabilize ▪ MedMen will be able to achieve incremental market penetration via the introduction of premium national brands and additional form factors ANNUAL LEGAL CANNABIS SALES (US$ BN) Adult - use Medical CAGR: +44.3% [ 17 ] $0.3 $0.7 $0.9 $1.1 $1.3 0.4 0.6 0.8 1.0

MA Dispensaries in High-Traffic, Affluent Locations

MedMen

MedMen has licenses to open two of the most well-located dispensaries in the limited-license Massachusetts market with its Fenway and Newton locations; Fenway is anticipated to open in December 2021 and Newton is anticipated to open in CY2022

SIGNIFICANT REVENUE DRIVERS

- MedMen's Fenway dispensary will be a prime, high-traffic location adjacent to the home of the Boston Red Sox, Fenway Park
  - 80+ Red Sox games per year with an average attendance of ~36,000 people
  - Blocks away from Boston University (~34,000 students) and less than a ten minute drive from Northeastern University (~20,000 students)
    - Closest dispensary to either institution
  - Boston has strict zoning rules (e.g., 0.5 mile anti-clustering and 1500' school distancing) making the locations highly defensible
- The Newton location is located within an affluent Boston area, Chestnut Hill, home of Boston College and the Chestnut Hill Mall
- MedMen does not own or operate a cultivation facility in Massachusetts and therefore will sell third-party flower and product

Company	Distance to Fenway Park	Est. Driving Time to Fenway Park
MedMen	0.2 miles	1 minute
Sanctuary Medicinals	1.6 miles	6 minutes
SEED Community Cannabis Market	2.5 miles	8 minutes
NE A	2.8 miles	10 minutes
Pure Oasis	3.6 miles	13 minutes

ADULT-USE DISPENSARIES IN FENWAY AREA


MedMen Dispensary
Boston University
COTTAGE FARM HISTORIC DISTRICT
NORTH BROOKLINE
Sanctuary Medicinals
LONGWOOD
COOLIDGE CORNER SOUTH SIDE
Symphony Hall
Northeastern University
Museum of Fine Arts, Boston
LONGWOOD MEDICAL AND ACADEMIC AREA
HARVARD AVENUE
NE A
Brookline
FREDERICK DOUGLASS SQUARE HISTORIC DISTRICT
SOUTH END
SOUTH OF WASHINGTON
SHAWMUT
Back Bay
LOWER ROXBURY
MISSION HILL
HIGH STREET HILL
Olmsted Park
SEED
SQUARE
FORT HILL
Pure Oasis
South Bay Ce

NEWTON AREA DETAIL


Conservation Area
The Shops at Chestnut Hill
THOMPS
bloomingdales
The Cheesecake Factory
UNI QLO
9
SOULCYCLE
sweetgreen
LIFETIME
Hammond St
CHESTNUT HILL VILLAGE
MedMen Dispensary

Source: Company financials, Leafly

[18]

Nevada Dispensaries Also Ideally Located SELECT COMMENTARY MedMen’s three Las Vegas dispensaries are strategically located near McCarran International Airport, UNLV, the Las Vegas Stri p and historic downtown Las Vegas PARADISE AREA DETAIL DOWNTOWN AREA DETAIL SPRING VALLEY AREA DETAIL Rainbow Sunset Mall ▪ MedMen’s Paradise dispensary is located adjacent to UNLV and walking distance to the Las Vegas Strip — Las Vegas receives ~50mm tourists annually and UNLV has 28,000 students ▪ MedMen’s Downtown location is centrally located near a high traffic retail area and the cultural hub of Las Vegas ▪ The Company recently signed an agreement to offload operations and a significant portion of operating costs associated with their Mustang cultivation facility in exchange for a guaranteed supply of premium cannabis — Especially important in Nevada where flower market prices have been highly volatile ▪ Following a successful re - launch of its MedMen RED brand in California, MedMen plans to re - launch its MedMen RED line in Nevada in CY2021 NEVADA LEGAL SALES TO GROW AT AN ESTIMATED 14% CAGR (US$ BN) Source: ArcView Market Research State of the Legal Cannabis Markets 2020 – 8 th Edition, Department of Health and Human Services Nevada Division of Public and Behavioral Health (DPBH), • Equity research, Marijuana Business Daily MedMen Dispensary [ 19 ] $2.9 $4.4 $5.3 $6.3 $7.6 2019A 2020A 2021P 2022P 2023P $0.7 $0.9 $1.0 $1.1 $1.2

Arizona is a Limited License, Rapidly Growing Market

MedMen

MARKET OVERVIEW

- **The Arizona market is highly attractive given the scarcity of adult-use licenses, scalability of cultivation and the projected size and significance of the market within the broader cannabis industry**
  - Arizona is projected to be a ~$1.5bn cannabis market by 2025
  - Arizona has an adult population of ~4 million, annual tourist visits of ~50 million and a well-established, well-penetrated medical cannabis population
  - No state-level cap on canopy size and cultivation facilities are allowed to be moved
- **The launch of Arizona's adult-use cannabis program positions the state to be one of the key high-growth U.S. cannabis markets for the foreseeable future**
  - Proposition 207 was approved with over 60% of the vote in November 2020 and the state has been highly efficient in vetting and approving adult-use licenses for already established medical operators
- **MedMen AZ has an established retail location in Scottsdale that currently serves both medical and adult-use customers and a cultivation / processing operation in Mesa**
  - The dispensary is located in the highly-populated Maricopa County, next to numerous entertainment destinations such as TopGolf, Talking Stick Resort and MLB spring training facilities
  - The Company is in an active search for a secondary cultivation / manufacturing facility to further support its strong wholesale sales

SCOTTSDALE RETAIL LOCATION



MESA CULTIVATION FACILITY



Source: Arizona Department of Health Services, The Arcview Group, Company information, Marijuana Business Daily

[20]

Capital Markets Overview

Capital Markets Overview (CSE: MMEN; OTCQX: MMNFF)

MedMen

Class of Shares as of November 5, 2021	Share Count
MedMen Enterprises Class B Subordinate Shares	1,198,179,993
MedMen Enterprises Super Voting Shares	0
MM Can USA Redeemable Shares [1]	91,158,323
MM Enterprises USA Redeemable Units	725,017
Total Basic Shares Outstanding	**1,290,063,333**

Source: Company management
Note: For information regarding convertible securities, exchangeable and exercisable securities, refer to Company's MD&A in the most recent reporting quarter
1. Each redeemable share or unit is redeemable for one MedMen Enterprises Inc. Class B Subordinate Voting Share

[22]

Non - GAAP Reconciliation [ 23 ] MEDMEN ENTERPRISES INC. NON-GAAP RECONCILIATION THREE MONTHS ENDED SEPTEMBER 25, 2021 AND SEPTEMBER 26, 2020 (Amounts Expressed in United States Dollars) September 25, September 26, ($ in Millions) 2021 2020 Net Loss (60.6)$ (32.8)$ Less: Net Loss from Discontinued Operations, Net of Taxes 6.4 6.2 Add (Deduct) Impact of: Net Interest and Other Financing Costs 10.0 8.8 Provision for Income Taxes 19.7 12.3 Amortization and Depreciation 15.4 9.8 Total Adjustments 45.1 30.9 EBITDA from Continuing Operations (Non-GAAP) (9.1)$ 4.3$ EBITDA from Continuing Operations (Non-GAAP) (9.1)$ 4.3$ Add (Deduct) Impact of: Transaction Costs & Restructuring Costs 5.2 0.8 Share-Based Compensation 1.6 1.0 Other Non-Cash Operating Costs (12.3) (18.7) Total Adjustments (5.5)$ (16.9)$ Adjusted EBITDA from Continuing Operations (Non-GAAP) (14.6)$ (12.6)$ Three Months Ended

Non - GAAP Reconciliation [ 24 ] MEDMEN ENTERPRISES INC. NON-GAAP RECONCILIATIONS (Amounts Expressed in United States Dollars) September 25, June 26, September 26, ($ in Millions) 2021 2021 2020 Consolidated Revenue from Continuing Operations 39.8$ 42.0$ 35.1$ Less: Cultivation & Wholesale Revenue (1.3) (1.3) (0.8) Retail Revenue from Continuing Operations 38.5$ 40.7$ 34.3$ Add: Retail Revenue from Discontinued Operations 4.3 4.5 2.1 Total Retail Revenue 42.8$ 45.2$ 36.4$ Consolidated Cost of Goods Sold from Continuing Operations 22.3$ 22.3$ 18.7$ Less: Cultivation & Wholesale Cost of Goods Sold (4.0) (3.9) (2.9) Retail Cost of Goods Sold from Continuing Operations 18.3$ 18.4$ 15.8$ Add: Retail Cost of Goods Sold from Discontinued Operations 2.2 2.4 1.0 Total Retail Cost of Goods Sold 20.5$ 20.8$ 16.8$ Retail Gross Margin from Continuing Operations (Non-GAAP) 20.2$ 22.3$ 18.5$ Retail Gross Margin Rate from Continuing Operations (Non-GAAP) 52% 55% 54% Total Retail Gross Margin (Non-GAAP) 22.3$ 24.4$ 19.6$ Total Retail Gross Margin Rate (Non-GAAP) 52% 54% 54% Fiscal Quarter Ended

Non - GAAP Reconciliation [ 25 ] September 25, June 26, September 26, ($ in Millions) 2021 2021 2020 Net Loss (60.6)$ (46.2)$ (32.8)$ Net (Income) Loss from Discontinued Operations, Net of Taxes 6.4 4.8 6.2 Provision for Income Tax (Benefit) Expense 19.7 (0.3) 12.3 Other Expense 5.5 20.0 20.3 Excluded Items 2.3 1.8 (28.0) Loss from Operations Before Excluded Items (26.7)$ (19.9)$ (22.0)$ Non-Retail Gross Margin (2.7) (2.6) (2.1) Non-Retail Operating Expenses (30.7) (26.2) (25.1) Non-Retail EBITDA Margin (33.4) (28.8) (27.2) Retail Adjusted EBITDA Margin from Continuing Operations (Non-GAAP) 6.7$ 8.9$ 5.2$ Retail Adjusted EBITDA Margin Rate (Non-GAAP) 17% 22% 15% Retail Adjusted EBITDA Margin from Discontinued Operations 0.5 0.7 (0.2) Total Retail Adjusted EBITDA Margin (Non-GAAP) 7.2$ 9.6$ 5.0$ Total Retail Adjusted EBITDA Margin Rate (Non-GAAP) 17% 21% 14% Fiscal Quarter Ended

Non - GAAP Reconciliation [ 26 ] Definitions Retail Gross Margin (Non -GAAP): Retail Gross Margin (Non -GAAP) is reconciled to consolidated gross margin as follows: consolidated revenue less non -retail revenue reduced by consolidated cost of goods sold less non-retail cost of goods sold, divided by consolidated revenue less non-retail revenue. Retail Gross Margin Rate (Non-GAAP): Retail Gross Margin (Non-GAAP) divided by Retail Revenue (Non-GAAP). Retail Revenue (Non-GAAP): Consolidated revenue less non-retail revenue, such as wholesale revenue. These non-GAAP measures provide a standalone basis of the Company’s performance as a cannabis retailer in the U.S. considering the Company’s long-term viability is correlated with cash flows provided by or used in retail operations. Retail Adjusted EBITDA Margin from Continuing Operations (Non-GAAP): Retail Gross Margin (Non-GAAP) less direct store operating expenses, including rent, payroll, security, insurance, office supplies and payment processing fees, local cannabis and excise taxes, distribution expenses, and inventory adjustments. This non-GAAP measure provides a standalone basis of the Company’s performance as a cannabis retailer in the U.S. considering the Company’s long-term viability is correlated with cash flows provided by or used in retail operations. Retail Adjusted EBITDA Margin Rate from Continuing Operations (Non-GAAP): Retail Adjusted EBITDA Margin (Non-GAAP) divided by Retail Revenue (Non-GAAP). Corporate SG&A (Non-GAAP): Selling, general and administrative expenses related to the Company’s corporate functions. This non-GAAP measure represents scalable expenditures that are not directly correlated with the Company’s retail operations.